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                     COMPASS-G     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) please make checks payable to Sun
                                   Life Assurance Company of Canada (U.S.). Send the Application and check to Sun
    Professional Managed Group     Life of Canada (U.S.), c/o Sun Life Annuity Service Center, P.0. Box 1024, Boston, MA 02103
     Annuity for Qualified and
Non-Qualified Retirement Plans     PARTICIPANT ENROLLMENT FORM
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 1.  GROUP/OWNER (please print)__________________________________________________  MFSC. Inc Group # __________________________

     Address: _________________________________________________________________________________________________________________
                          Street                           City                   State                       Zip

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  2. PARTICIPANT (Annuitant) _____________________________________________________________  Date of Birth______________________
                                First              Middle               Last                                 Mo.   Day   Year

     Address: _______________________________________________________________________________  Soc. Sec. No. |_|_|_|_|_|_|_|_|_|

                     Street               City              State             Zip
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  3. BENEFICIARY(IES)
                      _____________________________________________________  ______________________  __________________________
                              First         Middle          Last                   Relationship             % to receive

                      _____________________________________________________  ______________________  __________________________
                              First         Middle          Last                   Relationship             % to receive

Successor Beneficiary(ies)

                      _____________________________________________________  ______________________  __________________________
                              First         Middle          Last                   Relationship             % to receive

                      _____________________________________________________  ______________________  __________________________
                              First         Middle          Last                   Relationship             % to receive


     * The beneficiary designations must be consistent with the provisions of the Retirement Equity Act of 1984 and other applicable retirement plan legislation.
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 4.  PLAN SELECTION                              |_| Money Purchase Pension                   |_| 457
     |_| Corporate or Association                |_| Target Benefit                           |_| 403(b)*
     |_| Self-employed                           |_| Defined Benefit                          |_| Other_________________________
     |_| 401(k)*                                 |_| Group IRA
     |_| Profit Sharing                          |_| SEP/IRA                                   * Complete other side.
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 5.  PURCHASE PAYMENTS. Initial Purchase Payment of $ _________________. Payments must total at least $300 in the first year and
     each payment must be at least $25.00. $______ Employer   $_______ Employee
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 6.  PURCHASE PAYMENTS ALLOCATION:      PLEASE NOTE, the Participant is limited to those options which the Group/Owner has
            (WHOLE % ONLY)              selected. Questions concerning these limits should be directed to the Group/Owner.


                    VARIABLE ACCOUNT
     MUTUAL FUNDS:
     FOR IRS-QUALIFIED PLANS ONLY
     (NOT AVAILABLE FOR 403(b))
     ___ % Massachusetts Financial Bond Fund (60)
     ___ % MFS Worldwide Governments Trust (61)
     ___ % Massachusetts Investors Trust (62)
     ___ % Massachusetts Investors Growth Stock Fund (63)
     ___ % Massachusetts Financial Total Return Trust (64)
     ___ % Massachusetts Capital Development Fund (65)

     COMPASS SERIES TRUST:
     FOR ALL IRS-QUALIFIED AND
     NON-QUALIFIED PLANS
     ___ % Money Market Series (70)
     ___ % High Yield Series (71)
     ___ % Capital Appreciation Series (72)
     ___ % Government Securities Series (73)

        FIXED ACCOUNT
     GUARANTEE PERIODS:
     FOR ALL IRS-QUALIFIED AND
     NON-QUALIFIED PLANS
     ___ % 1 year (66)
     ___ % 3 year (67)
     ___ % 5 year (68)
     ___ % 7 year (69)
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 7.  OPTIONAL ANNUITY FORM ELECTED
     |_| Joint & Survivor |_| Life Annuity |_| 60/ |_| 120/ |_| 180/ |_| 240 Monthly Payments Certain & Life  |_| Fixed Payments

     Survivor Annuitant ________________________________________________________________    Date of Birth_______________________
                               First              Middle               Last                                 Mo.   Day   Year

     ___________________________________________________________________________________    Soc. Sec. No. |_|_|_|_|_|_|_|_|_|
              Street                   City             State           Zip
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 8.  ANNUITY COMMENCEMENT DATE:              The first day of___________________________________________________________________
                                                                                 Month               Year
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 9.  Will this Certificate replace or change existing life insurance or annuity in this or any other company? |_| Yes |_| No.
     If yes, please explain under Special Instructions and request replacement information from your agent.
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10.  SPECIAL INSTRUCTIONS and Transfer of Assets information (if applicable).
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I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this enrollment form shall be a part of any Certificate issued by the Company. ALL PAYMENTS AND VALUES PROVIDED BY THIS
CERTIFICATE WHEN BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I
acknowledge receipt of a current Compass-G prospectus and any applicable Fund prospectus(es).

Date _______________________________________________________     Signed at _____________________________________________________
                                                                                        City                   State

Participant: _______________________________________________     Agent name: ___________________________________________________
(Annuitant)
Enroller: __________________________________________________     Agent phone number: ___________________________________________
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Enroller/Agent: Will this Certificate replace or change any existing life insurance or annuity in this or any other company?
     |_| Yes |_| No.  If yes, please explain under Special Instructions.

General Agent __________________________________________________________________________________________________________________

Branch Office Address __________________________________________________________________________________________________________


APP-CERT/CG-86                                                    COG-8B-9/95/5M
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